                                                                   EXHIBIT 99.1

                                   SCHEDULE I

         A separate (a) Participation Agreement and (b) Trust Indenture and Mortgage substantially identical in all material respects to those filed as
Exhibit 4.12 and 4.13 has been entered into with respect to each of the 36 aircraft listed in the attached table, with the following exceptions:

1. Conforming changes have been made to reflect the appropriate model of each aircraft, the appropriate U.S. registration number of each aircraft and the appropriate manufacturer's serial number of each aircraft, as more fully set forth in the attached table;

2. Conforming changes have been made to reflect the appropriate engines relating to each aircraft; and

3.       (i)      The Participation Agreement relating to the Airbus aircraft includes the following Section 6(d):

                  "The Indenture Trustee agrees for the benefit of AVSA, the Manufacturer and Owner that it will not disclose or suffer to be disclosed the terms of the Purchase Agreement to any third party except (A) as may be required by any applicable statue, court or administrative order or decree or governmental ruling or regulation or to any regulatory authorities having official jurisdiction over them, (B) in connection with the financing of the Aircraft and the other transactions contemplated by the Fundamental Documents (including any transfer of Equipment Notes (including by way of participation or assignment of an interest, provided such participant or assignee agrees to hold such terms confidential to the same extent as herein provided) and any exercise of remedies under the Indenture), (C) with the prior written consent of the Manufacturer, AVSA and Owner or (D) to the Indenture Trustee's counsel or special counsel, independent insurance brokers or other agents who agree to hold such information confidential."

         (ii) The Trust Indenture and Mortgage relating to the Airbus aircraft includes the following:

                  a. The definition of "Purchase Assignment Agreement", which term is included in the definition of "Operative Documents", as follows: "Purchase Agreement Assignment" means the Purchase Agreement Assignment dated as of the date hereof between Owner and the Indenture Trustee assigning to the Indenture Trustee certain of Owner's rights under the Purchase Agreement with respect to the Aircraft, as the same may be amended, modified or supplemented.

                  b. The definition of "AVSA", as follows: "AVSA" means, AVSA, S.A.R.L., a societe a responsabilite limitee formed under the laws of the Republic of France.

      Trust             Aircraft                                                                                         Engine
  Identification      Registration                                            Engine                                 Manufacturer's
      Number             Numbers          Aircraft Type         MSN        Manufacturer           Engine Model         Serial No.
  --------------      ------------       --------------        ----     ------------------        ------------       --------------
      A319-1             N809UA          Airbus 319-131        0825     International Aero        IAE V2522-A5           V10346
                                                                                                                         V10350

      A319-2             N810UA          Airbus 319-131        0843     International Aero        IAE V2522-A5           V10367
                                                                                                                         V10368

      A319-3             N811UA          Airbus 319-131        0847     International Aero        IAE V2522-A5           V10373
                                                                                                                         V10374

      A319-4             N812UA          Airbus 319-131        0850     International Aero        IAE V2522-A5           V10377
                                                                                                                         V10378

      A319-5             N813UA          Airbus 319-131        0858     International Aero        IAE V2522-A5           V10389
                                                                                                                         V10387

      A319-6             N814UA          Airbus 319-131        0862     International Aero        IAE V2522-A5           V10394
                                                                                                                         V10399

      A319-7             N815UA          Airbus 319-131        0867     International Aero        IAE V2522-A5           V10401
                                                                                                                         V10402


      A319-8             N816UA          Airbus 319-131        0871     International Aero        IAE V2522-A5           V10406
                                                                                                                         V10395


      A319-9             N817UA          Airbus 319-131        0873     International Aero        IAE V2522-A5           V10428
                                                                                                                         V10409

     A319-10             N818UA          Airbus 319-131        0882     International Aero        IAE V2522-A5           V10419
                                                                                                                         V10411

     A319-11             N828UA          Airbus 319-131        1031     International Aero        IAE V2522-A5           V10555
                                                                                                                         V10556

     A319-12             N829UA          Airbus 319-131        1211     International Aero        IAE V2522-A5           V10710
                                                                                                                         V10712

      A320-1             N437UA          Airbus 320-232         655     International Aero        IAE V2527-A5           V10191
                                                                                                                         V10197

      A320-2             N438UA          Airbus 320-232         678     International Aero        IAE V2527-A5           V10216
                                                                                                                         V10217

      A320-3             N439UA          Airbus 320-232         683     International Aero        IAE V2527-A5           V10218
                                                                                                                         V10219

      A320-4             N440UA          Airbus 320-232         702     International Aero        IAE V2527-A5           V10230
                                                                                                                         V10231

      A320-5             N447UA          Airbus 320-232         836     International Aero        IAE V2527-A5           V10358
                                                                                                                         V10357

      A320-6             N450UA          Airbus 320-232         857     International Aero        IAE V2527-A5           V10382
                                                                                                                         V10383



      Trust             Aircraft                                                                                         Engine
  Identification      Registration                                            Engine                                 Manufacturer's
      Number             Numbers          Aircraft Type         MSN        Manufacturer           Engine Model         Serial No.
  --------------      ------------       --------------        ----     ------------------        ------------       --------------
      757-1              N591UA          Boeing 757-222        28142      Pratt & Whitney            PW2037             P727192
                                                                                                                        P727193

      757-2              N592UA          Boeing 757-222        28143      Pratt & Whitney            PW2037             P727194
                                                                                                                        P727195

      757-3              N593UA          Boeing 757-222        28144      Pratt & Whitney            PW2037             P727198
                                                                                                                        P727199

      757-4              N594UA          Boeing 757-222        28145      Pratt & Whitney            PW2037             P727200
                                                                                                                        P727201

      757-5              N589UA          Boeing 757-222        28707      Pratt & Whitney            PW2037             P727246
                                                                                                                        P727247

      757-6              N590UA          Boeing 757-222        28708      Pratt & Whitney            PW2037             P727248
                                                                                                                        P727249

      757-7              N595UA          Boeing 757-222        28748      Pratt & Whitney            PW2037             P727254
                                                                                                                        P727255

      747-2              N120UA          Boeing 747-422        29166      Pratt & Whitney            PW4056             P727880
                                                                                                                        P727882
                                                                                                                        P727883
                                                                                                                        P727884

      747-3              N121UA          Boeing 747-422        29167      Pratt & Whitney            PW4056             P727885
                                                                                                                        P727886
                                                                                                                        P727887
                                                                                                                        P727888

      777-1              N784UA          Boeing 777-222        26951      Pratt & Whitney            PW4090             P222005
                                                                                                                        P222006


      777-2              N785UA          Boeing 777-222        26954      Pratt & Whitney            PW4090             P222023
                                                                                                                        P222024

      777-3              N787UA          Boeing 777-222        26939      Pratt & Whitney            PW4090             P222026
                                                                                                                        P222027

      777-4              N789UA          Boeing 777-222        26935      Pratt & Whitney            PW4090             P222033
                                                                                                                        P222035

      777-5              N790UA          Boeing 777-222        26943      Pratt & Whitney            PW4090             P222036
                                                                                                                        P222037

      777-6              N791UA          Boeing 777-222        26933      Pratt & Whitney            PW4090             P222038
                                                                                                                        P222039

      777-7              N793UA          Boeing 777-222        26946      Pratt & Whitney            PW4090             P222034
                                                                                                                        P222042

      777-8              N797UA          Boeing 777-222        26924      Pratt & Whitney            PW4090             P222054
                                                                                                                        P222001

      777-9              N798UA          Boeing 777-222        26928      Pratt & Whitney            PW4090             P222055
                                                                                                                        P222047
